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                                                                   EXHIBIT 10.13

                            AMENDMENT NUMBER EIGHT TO
                           LOAN AND SECURITY AGREEMENT

         This AMENDMENT NUMBER EIGHT TO LOAN AND SECURITY AGREEMENT, dated as of January 13, 2003 (this "Amendment"), amends that certain Loan and Security Agreement, dated as of April 23, 1998, as amended by that certain Amendment Number Seven To Loan And Security Agreement, dated as of September 13, 2001, that certain Amendment Number Six To Loan And Security Agreement, dated as of September 12, 2000, that certain Amendment Number Five To Loan And Security Agreement, dated as of April 13, 2000, that certain Amendment Number Four To Loan And Security Agreement, dated as of July 28, 1999, that certain Amendment Number Three To Loan And Security Agreement, dated as of June 16, 1999, that certain Amendment Number Two To Loan And Security Agreement, dated as of March 2, 1999, and that certain Amendment Number One To Loan And Security Agreement, dated as of September 30, 1998 (collectively, the "Loan Agreement"), by and among MAI SYSTEMS CORPORATION, a Delaware corporation, and HOTEL INFORMATION SYSTEMS, INC., a Delaware corporation (collectively, "Borrowers"), on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.

                                    RECITALS

         WHEREAS, Borrowers and Coast wish to amend the Loan Agreement pursuant to the terms and provisions set forth in this Amendment; and

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   AMENDMENTS

         Section 1. AMENDMENT TO SECTION 1 OF THE LOAN AGREEMENT.

         (a) Section 1 of the Loan Agreement is hereby amended by deleting the definition of Debt Service Coverage Ratio in its entirety and replacing it with the following:

         ""Debt Service Coverage Ratio" means the ratio, in any fiscal quarter, whose numerator is EBITDA minus cash capital expenditures minus cash tax expenses minus capitalized software development costs, and whose denominator is current maturity of long term debt plus current portion of capital leases plus all principal payments on Debt plus all interest payments on Debt."

         (b) Section 1 of the Loan Agreement is hereby amended by deleting the definition of Early Termination Fee in its entirety.

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         (c)      Section 1 of the Loan Agreement is hereby amended by adding the following definition to such section:

         ""CSA" means CSA Private Limited, a Singapore corporation."

         ""Debt" means, as of the date of determination, the sum, but without duplication, of any and all of Borrowers': (i) indebtedness heretofore or hereafter created, issued, incurred or assumed by such Borrowers (directly or indirectly) for or in respect of money borrowed; (ii) all obligations arising out of capital leases; and (iii) all obligations for the deferred purchase price of property or services."

         ""Quick Ratio" means the ratio of (i) the sum of cash plus Receivables, to (ii) current liabilities."

         ""Subordinating Lender" means, collectively, The Value Realization Fund, L.P., a California limited partnership, Canyon Value Realization Fund (Cayman), Ltd., GRS Partners II, and CPI Securities L.P., a California limited partnership."

         ""Subordination Agreement" means that certain Intercreditor and Subordination Agreement, dated as of April 28, 1998, by and between Subordinating Lender and Coast, including any and all amendments thereto."

         Section 2. AMENDMENT TO SECTION 8.5 OF THE LOAN AGREEMENT. Section 8.5 of the Loan Agreement is hereby amended by deleting the word "or" at the end of subsection (l), replacing the period at the end of subsection (m) with a semicolon, and adding the following:

         "(n)     notwithstanding anything to the contrary contained herein, and subject to the terms and provisions of the Subordination Agreement, make any payment to Subordinating Lender of unpaid interest in excess of Fifty-two Thousand Dollars ($52,000), or any payment of principal that is owed to Subordinating Lender regardless of amount, in any given month; or

         (o) notwithstanding anything to the contrary contained herein, make any payment to CSA of unpaid interest in excess of Seventeen Thousand Five Hundred Dollars ($17,500), or any payment of principal that is owed to CSA regardless of amount, in any given month."

         Section 3. AMENDMENT TO SECTION 9.2 OF THE LOAN AGREEMENT. Section 9.2 of the Loan Agreement is hereby amended by deleting the second and third sentence in such section in their entirety.

         Section 4. AMENDMENT TO SECTION 2 OF THE SCHEDULE TO THE LOAN AND SECURITY AGREEMENT. Section 2 of the Schedule to the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

         "On January 13, 2003 (the "Conversion Date"), and so long as no Default or Event of Default has occurred and is continuing, the outstanding and unpaid

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         principal balance of One Million Eight Hundred Twenty-eight Thousand
         One Hundred Seventy-nine Dollars and .62/00 ($1,828,179.62) shall be converted to a term loan (the "Term Loan"), which Term Loan shall be amortized at thirty-six (36) months, with installments of principal and interest, equaling Fifty-eight Thousand Dollars ($58,000) per month and a final installment of the entire outstanding and unpaid principal balance being due and payable on February 28, 2005. Principal and interest accruing on the Term Loan shall be payable monthly commencing on the last Business Day of February 2003 and continuing monthly thereafter until the Term Loan is paid in full. The amount of the Term Loan set forth above shall be increased by a per diem amount, to cover interest, and other expenses, incurred for each day after the Conversion Date, until all the conditions required by that certain Amendment Number Eight To Loan And Security Agreement, dated as of January 13, 2003, are satisfied."

         Section 5. AMENDMENT TO SECTION 3.1 OF THE SCHEDULE TO THE LOAN AND SECURITY AGREEMENT TITLED INTEREST RATE. Section 3.1 of the Schedule to the Loan Agreement titled Interest Rate is hereby amended by deleting such Section in its entirety and replacing it with the following:

         "A rate equal to 9.25% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed."

         Section 6. AMENDMENT TO SECTION 3.1 OF THE SCHEDULE TO THE LOAN AND SECURITY AGREEMENT TITLED MINIMUM MONTHLY INTEREST. Section 3.1 of the Schedule to the Loan Agreement titled Minimum Monthly Interest is hereby amended by deleting such Section in its entirety.

         Section 7. AMENDMENT TO SECTION 8.1 OF THE SCHEDULE TO THE LOAN AND SECURITY AGREEMENT. Section 8.1 of the Schedule to the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

         "1. Borrowers shall maintain a Debt Service Coverage Ratio, measured quarterly at the end of each fiscal quarter, as follows: (i) 0.90 to 1.00 for the fiscal quarter ending March 31, 2003; (ii) 1.10 to 1.00 for fiscal quarter ending June 30, 2003; and (iii) 1.25 to 1.00 for fiscal quarter ending September 30, 2003, and for each and every fiscal quarter thereafter.

         2.       Borrowers shall maintain a Quick Ratio as follows: (i) 0.30 to
                  1.00 for the fiscal quarters ending March 31, 2003 and June 30, 2003; (ii) 0.31 to 1.00 for the fiscal quarter ending September 30, 2003; and (iii) 0.34 to 1.00, commencing with the fiscal quarter ending December 31, 2003, and for each and every fiscal quarter thereafter."

         Section 8. AMENDMENT TO SECTION 9.1 OF THE SCHEDULE TO THE LOAN AND SECURITY AGREEMENT. Section 9.1 of the Schedule to the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

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         "February 28, 2005, subject to automatic renewal as provided for in
         Section 9.1 of the Agreement, and early termination as provided in
         Section 9.2 of the Agreement."

         Section 9. AMENDMENT TO SECTION 9.2 OF THE SCHEDULE TO THE LOAN AND SECURITY AGREEMENT. Section 9.2 of the Schedule to the Loan Agreement is hereby amended by deleting such Section in its entirety.

                                   ARTICLE II

                               GENERAL PROVISIONS

         Section 1. CONDITIONS. This Amendment shall be effective and the effectiveness of this Amendment is expressly conditioned upon the receipt by Coast of: (a) a copy of this Amendment duly executed by Borrowers; (b) a copy of that certain Amendment Number One to Intercreditor And Subordination Agreement, of even date herewith, duly executed by Borrowers and the Subordinated Lender, as such term is defined therein; and (c) payment for all expenses, fully earned and payable on the date hereof, incurred by Coast in connection with making the amendments contained herein, as well as any and all unpaid expenses owed to Coast by Borrowers pursuant to the terms and provisions of the Loan Agreement, within a reasonable time from that date hereof.

         Section 2. ENTIRE AGREEMENT. The Loan Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Borrowers represent, warrant and agree that in entering into the Loan Agreement, and consenting to this Amendment, they has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Loan Agreement, as amended hereby.

         Section 3. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         Section 4. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                       BORROWER:

                                       MAI SYSTEMS CORPORATION,
                                       a Delaware corporation

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       HOTEL INFORMATION SYSTEMS, INC.,
                                       a Delaware corporation

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       COAST

                                       COAST BUSINESS CREDIT,
                                       a division of Southern Pacific Bank,
                                       a California corporation

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

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